UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

TransDigm Group Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-32833

(Commission File Number)

41-2101738

(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers.

On March 4, 2011, the Compensation Committee of TransDigm Group Incorporated (the “Company”) granted the Company’s executive officers an aggregate of 1,015,000 options to purchase common stock pursuant to the Company’s 2008 equity incentive program under the Company’s 2006 Stock Incentive Plan. The form of stock option award agreement is attached hereto as Exhibit 10.1.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 3, 2011, the Company conducted its Annual Meeting of Stockholders. At the meeting, Messrs. Sean Hennessy and Douglas Peacock were re-elected as directors of the Company. In addition, the stockholders approved the Company’s 2006 Stock Incentive Plan, as amended, including a further amendment to increase the number of shares of common stock thereunder (limiting such shares for use as performance based options), ratified the Company’s selection of Ernst & Young LLP as its independent accountants for the fiscal year ending September 30, 2011 and, in an advisory vote, approved the compensation paid by the Company to its named executive officers. Finally, also in an advisory vote, stockholders, by a plurality, approved holding an advisory vote on the compensation paid by the Company to its named executive officers annually. The particulars of the vote are set forth below:

Proposal 1 – Election of Directors:	FOR	WITHHELD

Sean P. Hennessy	44,090,152	506,952
Douglas W. Peacock	30,744,222	13,852,882

Proposal 2 – To approve the Company’s 2006 Stock Incentive Plan, as amended, including a further amendment to increase the number of shares of common stock available for awards thereunder by 4,000,000 shares and provide that such shares can only be used for performance-based options.

FOR	27,907,197
AGAINST	16,683,733
ABSTAIN	6,174

Proposal 3 – To conduct an advisory vote on compensation paid to the Company’s named executive officers.

FOR	43,610,917
AGAINST	976,670
ABSTAIN	9,517

Proposal 4 – To conduct an advisory vote on how often to conduct an advisory vote on compensation paid to the Company’s named executive officers.

1 YEAR	22,421,558
2 YEARS	20,040,245
3 YEARS	2,128,443
ABSTAIN	6,858

Proposal 5 – To ratify the selection of Ernst & Young LLP as TransDigm Group Incorporated’s independent accountants for the fiscal year ending September 30, 2011:

FOR	45,523,743
AGAINST	408,066
ABSTAIN	1,544

No other matters were brought before stockholders for a vote at the meeting.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

Exhibit 10.1	Form of Stock Option Grant Notice and Stock Option Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By	/s/ Gregory Rufus
Gregory Rufus
Executive Vice President, Chief Financial Officer and Secretary

Date: March 7, 2011

Exhibit Index

Exhibit 10.1	Form of Stock Option Grant Notice and Stock Option Agreement